UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2018

OCWEN FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	1-13219	65-0039856
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1661 Worthington Road, Suite 100

West Palm Beach, Florida 33409

(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 682-8000

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

On October 4, 2018 (the “Closing Date”), Ocwen Financial Corporation, a Florida corporation (“Ocwen” or the “Company”), completed its previously announced acquisition of PHH Corporation, a Maryland corporation (“PHH”), pursuant to the Agreement and Plan of Merger, dated as of February 27, 2018 (the “Merger Agreement”), by and among Ocwen, PHH and POMS Corp, a Maryland corporation and a wholly-owned subsidiary of Ocwen (“Merger Sub”). PHH is a leading non-bank servicer with established servicing and origination recapture capabilities. Pursuant to the Merger Agreement, Merger Sub merged with and into PHH on the Closing Date, with PHH continuing as the surviving corporation and a wholly-owned subsidiary of Ocwen (the “Merger”).

Item 1.01	Entry into Material Definitive Agreement

Counterpart Agreement

In connection with the Merger, on the Closing Date, Ocwen supplemented its Senior Secured Term Loan Facility (“SSTL”) to add PHH and PHH Mortgage Corporation, a wholly-owned subsidiary of PHH (“PMC”), as guarantors thereunder pursuant to a Counterpart Agreement dated as of October 4, 2018, executed by PHH and PMC and acknowledged and agreed to by Barclays Bank PLC, as Administrative Agent and Collateral Agent (the “Counterpart Agreement”).

Second Lien Notes First Supplemental Indenture

On the Closing Date, PHH and PMC also became guarantors under the Indenture, dated as of December 5, 2016, governing the outstanding 8.375% Senior Secured Second Lien Notes due 2022 of Ocwen Loan Servicing, LLC (the “Second Lien Notes”), pursuant to the First Supplemental Indenture, dated as of October 4, 2018, among PHH, PMC and Wilmington Trust, National Association, as trustee (the “Second Lien Notes First Supplemental Indenture”).

The foregoing description of the Counterpart Agreement and the Second Lien Notes First Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of each such document, a copy of which is attached hereto as Exhibits 10.1 and 4.1, respectively, and incorporated herein by reference.

PHH Notes and Indenture

PHH will continue its corporate existence as a wholly-owned subsidiary of Ocwen. PHH has two series of outstanding notes: (i) 7.375% Senior Notes due 2019 (the “2019 Notes”) and (ii) 6.375% Senior Notes due 2021 (the “2021 Notes” and, together with the 2019 Notes, the “PHH Notes”). The PHH Notes were issued pursuant to an Indenture, dated as of January 17, 2012 (as amended and supplemented, the “PHH Indenture”), between PHH and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”).

Principal; Maturity and Interest. As of the date of this report, approximately $98 million aggregate principal amount of the 2019 Notes and approximately $22 million aggregate principal amount of the 2021 Notes remain outstanding. The 2019 Notes will mature on September 1, 2019 and bear interest at a rate of 7.375% per annum, payable semi-annually in arrears on March 1 and September 1 of each year. The 2021 Notes will mature on August 15, 2021 and bear interest at a rate of 6.375% per annum, payable semi-annually in arrears on February 15 and August 15 of each year.

Optional Redemption. The 2019 Notes may be redeemed at any time and from time to time, at the option of PHH in whole or in part, at a “make-whole” redemption price specified in the PHH Indenture. The 2021 Notes may be redeemed at any time and from time to time, at the option of PHH in whole or in part, at a redemption price of (i) 101.594% (expressed as a percentage of the principal amount) prior to August 15, 2019 and (ii) 100.000% after August 15, 2019. Neither series of PHH Notes will have the benefit of any sinking fund.

Covenants and Events of Default. The PHH Notes have substantially no restrictive covenants. Each series of PHH Notes has customary events of default for debt securities of this nature, including (i) default for a period of 30 days in payment of any interest when due; (ii) default in payment of principal (or premium, if any); (iii) failure to comply with permitted merger requirements; (iv) default in the performance of any other covenant in the PHH Indenture for 90 days after written notice of non-compliance; and (v) certain events of bankruptcy, insolvency or reorganization with respect to PHH or any significant subsidiary of PHH.

The foregoing summary of the PHH Indenture is qualified in its entirety by reference to the full text of (i) the Indenture, dated as of January 17, 2012, between PHH and the Trustee, a copy of which is filed as Exhibit 4.1 to PHH’s Current Report on Form 8-K filed on January 17, 2012 and is incorporated herein by reference; (ii) the Second Supplemental Indenture, dated as of August 23, 2012, between PHH and the Trustee, a copy of which is filed as Exhibit 4.2 to PHH’s Current Report on Form 8-K dated August 23, 2012 and is incorporated herein by reference; (iii) the Third Supplemental Indenture, dated as of August 20, 2013, between PHH and the Trustee, a copy of which is filed as Exhibit 4.2 to PHH’s Current Report on Form 8-K dated August 20, 2013 and is incorporated herein by reference; (iv) the Fourth Supplemental Indenture, dated as of July 3, 2017, between PHH and the Trustee, a copy of which is filed as Exhibit 4.1 to PHH’s Current Report on Form 8-K dated July 5, 2017 and is incorporated herein by reference; and (v) the Fifth Supplemental Indenture, dated as of July 3, 2017, between PHH and the Trustee, a copy of which is filed as Exhibit 4.2 to PHH’s Current Report on Form 8-K dated July 5, 2017 and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On the Closing Date, Ocwen completed its previously announced acquisition of PHH, pursuant to the Merger Agreement. As a result of the Merger, each outstanding share of PHH common stock, par value $0.01 per share, was converted into the right to receive $11.00 in cash.

The aggregate value of the consideration paid to former holders of PHH common stock described above in connection with the Merger was approximately $360 million in cash.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which was filed as Exhibit 2.1 to Ocwen’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 28, 2018, and which is incorporated by reference.

The Merger Agreement has been incorporated by reference as an exhibit to this report to provide investors with information regarding its terms. It is not intended to provide any other factual information about PHH, Ocwen or their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement and may be subject to limitations agreed upon by the parties in connection with negotiating the terms of the Merger Agreement, including being qualified by confidential disclosures made by each party to the other for the purposes of allocating contractual risk between them that differ from those applicable to investors. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from those generally applicable to investors and may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by PHH or Ocwen. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of PHH, Ocwen or any of their respective subsidiaries, affiliates or businesses.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under the caption “PHH Notes and Indenture” under Item 1.01 above is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As disclosed in Ocwen’s Current Report on Form 8-K filed with the Securities and Exchange Commission on April 19, 2018, Ocwen’s Board of Directors (the “Board”) previously determined to appoint Glen A. Messina as President and Chief Executive Officer and director of the Company, effective upon the closing of the Merger. Effective as of the Closing Date, the Board formally appointed Mr. Messina as President and Chief Executive Officer and director. Upon Mr. Messina’s appointment, John V. Britti concluded his service as the Company’s interim Chief Executive Officer. Mr. Britti continues to serve as Executive Vice President and Chief Investment Officer of Ocwen.

Item 7.01	Regulation FD Disclosure.

On the Closing Date, Ocwen issued a press release announcing the completion of the Merger. The press release is attached as Exhibit 99.1 hereto and is incorporated in its entirety into this Item 7.01 by reference.

The information under this Item 7.01 of this report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited Consolidated Balance Sheet as of December 31, 2017, and the audited Consolidated Statement of Operations, audited Consolidated Statement of Comprehensive Income, audited Consolidated Statement of Changes in Equity, and audited Consolidated Statement of Cash Flows for the year ended December 31, 2017, including the related notes thereto, of PHH Corporation are filed as Exhibit 99.2 through incorporation by reference to PHH Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017.

The unaudited Condensed Consolidated Balance Sheets as of June 30, 2018 and December 31, 2017, unaudited Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) for the three and six months ended June 30, 2018 and June 30, 2017, and unaudited Condensed Consolidated Statements of Changes in Equity and unaudited Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2018 and June 30, 2017, including the related notes thereto, of PHH Corporation are filed as Exhibit 99.3 through incorporation by reference to PHH Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018.

(b) Pro Forma Financial Information.

Ocwen intends to provide the pro forma financial information required by Item 9.01(b) of Form 8-K relating to the Merger by amending this Current Report within the time allowed for such filing by Item 9.01(b)(2) of Form 8-K.

(d) Exhibits

Exhibit Number	Description

Exhibit 2.1*	Agreement and Plan of Merger, dated as of February 27, 2018, by and among Ocwen Financial Corporation, POMS Corp and PHH Corporation (incorporated herein by reference to Exhibit 2.1 to Ocwen’s Current Report on Form 8-K, filed on February 28, 2018).

Exhibit 4.1	First Supplemental Indenture, dated as of October 4, 2018, among PHH Corporation, PHH Mortgage Corporation and Wilmington Trust, National Association.

Exhibit 4.2	Indenture, dated as of January 17, 2012, between PHH Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to PHH Corporation’s Current Report on Form 8-K filed on January 17, 2012).

Exhibit 4.3	Second Supplemental Indenture, dated August 23, 2012, between PHH Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.2 to PHH Corporation’s Current Report on Form 8-K, filed on August 23, 2012).

Exhibit 4.4	Third Supplemental Indenture, dated August 20, 2013, between PHH Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.2 to PHH Corporation’s Current Report on Form 8-K, filed on August 20, 2013).

Exhibit 4.5	Fourth Supplemental Indenture, dated as of July 3, 2017, among PHH Corporation, as issuer and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.1 to PHH Corporation’s Current Report on Form 8-K, filed on July 5, 2017).

Exhibit 4.6	Fifth Supplemental Indenture, dated as of July 3, 2017, among PHH Corporation, as issuer and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated herein by reference to Exhibit 4.2 to PHH Corporation’s Current Report on Form 8-K, filed on July 5, 2017).

Exhibit 10.1	Counterpart Agreement, dated as of October 4, 2018, executed by PHH Corporation and PHH Mortgage Corporation and acknowledged and agreed to by Barclays Bank PLC, as administrative agent and collateral agent.

Exhibit 99.1	Press release, dated October 4, 2018.

Exhibit 99.2	Audited Consolidated Balance Sheet as of December 31, 2017, and the audited Consolidated Statement of Operations, audited Consolidated Statement of Comprehensive Income, audited Consolidated Statement of Changes in Equity, and audited Consolidated Statement of Cash Flows for the year ended December 31, 2017, including the related notes thereto, of PHH Corporation (incorporated herein by reference to PHH Corporation’s Annual Report on Form 10-K for the year ended December 31, 2017).

Exhibit 99.3	Unaudited Condensed Consolidated Balance Sheets as of June 30, 2018 and December 31, 2017, unaudited Condensed Consolidated Statements of Operations and Comprehensive Income (Loss) for the three and six months ended June 30, 2018 and June 30, 2017, and unaudited Condensed Consolidated Statements of Changes in Equity and unaudited Condensed Consolidated Statements of Cash Flows for the six months ended June 30, 2018 and June 30, 2017, including the related notes thereto, of PHH Corporation (incorporated herein by reference to PHH Corporation’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2018).

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Ocwen agrees to furnish a copy of any omitted schedule to the SEC upon request.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information contained in this Form 8-K and the press release and the PHH financial statements incorporated as exhibits hereto, this Form 8-K, the press release, and the PHH financial statements (including the related notes thereto) may contain forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary notes in the press release and the reports containing PHH financial statements regarding these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OCWEN FINANCIAL CORPORATION
(Registrant)

Date: October 4, 2018	By:	/s/ Timothy M. Hayes
Timothy M. Hayes
Executive Vice President and General Counsel